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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 30, 1997
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                              UOL PUBLISHING, INC.
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             (Exact name of registrant as specified in its charter)



                                   Delaware
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                 (State or other jurisdiction of incorporation)


     0-21421                                               54-1290319
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   (Commission file Number)                           (IRS Employer ID Number)


8251 Greensboro Drive, Suite 500, McLean, Virginia                     22102
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (703) 893-7800
                                                   -----------------

                                N/A
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        (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

         Pursuant to a Stock Purchase Agreement dated as of April 30, 1997 (the "Agreement"), by and among UOL Publishing, Inc., a Delaware corporation (the "Registrant"), Cooper & Associates, Inc., an Illinois corporation, doing business as Teletutor ("C&A"), and the shareholders of C&A, the Registrant acquired all of the outstanding stock of C&A from the shareholders of C&A. As a result, C&A became a wholly-owned subsidiary of the Registrant effective April 30, 1997 (the "Effective Date"). At the Effective Date, the C&A shareholders were paid an aggregate amount of $3,000,000, paid ratably according to their proportional ownership interests in C&A. The Agreement provides for post-closing payments to the C&A shareholders in aggregate amounts of $666,667 to be paid on the first and second anniversary date of the Effective Date and $666,666 to be paid on the third anniversary date of the Effective Date. The source of funds for this acquisition was cash on hand. The transaction was accounted for as a purchase, and accordingly the operating results of C&A will be included in the Company's financial statements from the Effective Date.



Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the financial statements for the acquired business required by Item 7 of Form 8-K promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the "Act"). Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than July 14, 1997, as required by such Item 7.

(b) Pro Forma Financial Information. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the pro forma financial information required by Item 7 of Form 8-K promulgated by the Commission under the Act. Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than July 14, 1997, as required by such Item 7.

(c)              Exhibits.

         2.3 Stock Purchase Agreement dated as of April 30, 1997, by and among the Registrant, C&A and shareholders of C&A.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UOL PUBLISHING, INC.



Date: May 12, 1997                         /s/ Narasimhan P. Kannan
                                           --------------------------------
                                           Narasimhan P. Kannan,
                                           Chief Executive Officer
                                           (Principal Executive Officer)





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